Huntington ForeRetirement Variable Annuity

Supplement dated February 12, 2016 to your

Prospectus dated May 1, 2015

Huntington VA Dividend Capture Fund

Huntington VA Situs Fund

Effective February 12, 2016, the following Funds are renamed as follows:

Huntington VA Dividend Capture Fund is renamed Catalyst Dividend Capture VA Fund

Huntington VA Situs Fund is renamed Catalyst Insider Buying VA Fund

Effective February 22, 2016, The Huntington Funds will be renamed the Mutual Fund and Variable Insurance Trust.

References to Huntington VA Dividend Capture Fund, Huntington VA Situs Fund, and The Huntington Funds in your Prospectus are hereby deleted and replaced with Catalyst Dividend Capture VA Fund, Huntington VA Situs Fund, and Mutual Fund and Variable Insurance Trust, respectively, on the effective dates above.

This Supplement Should Be Retained For Future Reference.

HFR-021216-NC